UNITED STATES	OMB APPROVAL
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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CoSine Communications, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CoSine Communications, Inc.
1200 Bridge Parkway
Redwood City, California 94065

November 15, 2004

To Our Stockholders:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of CoSine Communications, Inc. to be held at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California on Thursday, December 16, 2004, at 10:00 a.m. Pacific Time. Registration will begin at 9:00 a.m. Pacific Time.

At this year’s annual meeting, the agenda includes the annual election of directors and ratification of our independent auditors for the current fiscal year. The Board of Directors recommends that you vote FOR election of the director nominees and FOR ratification of appointment of the independent auditors. Please refer to the proxy statement for detailed information on each of the proposals and the annual meeting. We look forward to your attendance in person or by proxy.

Whether or not you plan to attend, the prompt execution and return of your proxy card by mail will both assure that your shares are represented at the meeting and minimize the cost of proxy solicitation.

Sincerely,
Stephen Goggiano
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
December 16, 2004

To the Stockholders of CoSine Communications, Inc.

The 2004 Annual Meeting of Stockholders of CoSine Communications, Inc., a Delaware corporation, will be held on Thursday, December 16, 2004, at 10:00 a.m. Pacific Time, at Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California, for the following purposes:

1.	To elect two Class I directors to the board of directors whose terms will expire in 2007.

2.	To ratify the appointment of Burr, Pilger & Mayer LLP as independent auditors of the Company for the 2004 fiscal year.

3.	To transact such other business as may properly come before the meeting and at any adjournment or postponement of the meeting.

These items are fully described in the proxy statement, which is part of this notice. We have not received notice of other matters that may be properly presented at the annual meeting.

All stockholders are cordially invited to attend the meeting. Stockholders of record at the close of business on November 5, 2004, the record date fixed by the board of directors, are entitled to notice of and to vote at the meeting.

By Order of the Board of Directors

Terry Gibson
Secretary

Redwood City, California
November 15, 2004

Whether or not you expect to attend the meeting in person, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for the return your proxy by mail. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

PROXY STATEMENT
PROPOSAL 1
PROPOSAL 2
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
CHANGE OF CONTROL ARRANGEMENTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
BOARD OF DIRECTORS AND COMMITTEES
REPORT OF THE AUDIT COMMITTEE
DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
STOCKHOLDER PROPOSALS
ANNUAL REPORT ON FORM 10-K
Appendix A — CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Appendix B — CHARTER OF THE AUDIT COMMITTEE
Attachment A — NASDAQ REQUIREMENTS REGARDING AUDIT COMMITTEE MEMBERS’ INDEPENDENCE AND FINANCIAL LITERACY

CoSine Communications, Inc.
1200 Bridge Parkway
Redwood City, California 94065

PROXY STATEMENT

2004 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 16, 2004

The enclosed proxy is solicited by the board of directors of CoSine Communications, Inc. (“CoSine” or the “Company”) for use at the annual meeting of stockholders to be held on December 16, 2004, at 10:00 a.m. local time (the “Annual Meeting”) and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California.

The Board of Directors recommends that you vote FOR election of the director nominees named herein and FOR ratification of appointment of Burr, Pilger & Mayer LLP as the Company’s the independent auditors for the 2004 fiscal year.

The Company’s principal executive office is located at 1200 Bridge Parkway, Redwood City, California 94065 and its telephone number is (650) 637-4777. This proxy statement and the accompanying proxy card were first mailed on or about November 15, 2004 to stockholders entitled to vote at the Annual Meeting.

Only holders of record of CoSine’s Common Stock (“Common Stock”), at the close of business on November 5, 2004, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, 10,253,385 shares of Common Stock were issued and outstanding.

To vote your proxy by mail, mark your vote on the enclosed proxy card and follow the other directions on the card. All valid proxies properly executed and received by the Company prior to the Annual Meeting will be voted in accordance with the instructions specified in the proxy card. Where no instructions are given, shares will be voted FOR the election of the named nominees for director, and FOR ratification of the appointment of Burr, Pilger & Mayer LLP as independent auditors. In addition to the solicitation of proxies pursuant to this proxy statement, certain directors, officers and employees of the Company, without extra compensation, may also solicit proxies personally or by telephone, mail or facsimile. Copies of proxy solicitation materials will be furnished to fiduciaries, custodians, banks and brokerage houses for forwarding to the beneficial owners of shares held in their names. The Company may reimburse persons and institutions representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners.

You may revoke your proxy at any time prior to the close of the polls. The proxy may be revoked by delivering to Terry Gibson, Secretary of CoSine, an instrument of revocation or an executed proxy card bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person at the meeting. However, a stockholder who attends the meeting need not revoke the proxy and vote in person unless he or she wishes to do so.

The Common Stock does not have cumulative voting rights. Each holder of record of Common Stock on such date will be entitled to one vote, for each share held, on every matter submitted to the stockholders at the Annual Meeting.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are each included in the number of shares present for quorum purposes. Abstentions, which may be specified on all proposals other than the election of directors, are counted in tabulations of the votes cast on proposals presented to stockholders and will have the same effect as negative votes, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

PROPOSAL 1
ELECTION OF CLASS I DIRECTORS

Our board of directors consists of four members. Our certificate of incorporation provides for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms, so that a portion of our board of directors will be elected each year. This classification of the board of directors may delay or prevent a change in control of the Company or its management. The term of the Class I directors expires at the Annual Meeting. The term of the Class II director will expire at the 2005 annual meeting. The term of the Class III director will expire at the 2006 annual meeting. All directors are elected for three-year terms. Set forth below is certain information regarding the nominees for the Class I directors and the Class II and III directors whose terms expire in 2005 and 2006, respectively.

Name	Age	Position	Director Since
Class I Director Nominees
R. David Spreng	43	Director	1998
Stephen Goggiano	51	Director, President and Chief Executive Officer	2002
Class II Director
Charles J. Abbe	63	Director	2000
Class III Director
Donald Green	73	Chairman of the Board	1999

Vinton G. Cerf resigned as a director effective December 31, 2003.

There are no family relationships among any of our directors, officers or key employees.

Nominees for a Three-Year Term Expiring in 2007

R. David Spreng and Stephen Goggiano have been nominated by the Nominating Committee for election by the stockholders of the Company as the Class I directors. If elected at the Annual Meeting, Mr. Spreng and Mr. Goggiano will serve until the 2007 annual meeting or until their successors are elected and qualified.

R. David Spreng. Mr. Spreng, 43, has served as a director of CoSine since December 1998. Mr. Spreng has served as the managing general partner of Crescendo Venture Management, LLC since September 1998. Mr. Spreng served as president of IAI Ventures, Inc. from March 1996 to September 1998 and served in various capacities at Investment Advisers, Inc. since 1989. Mr. Spreng is also a director of Callidus Software Inc., a provider of enterprise incentive management software. Mr. Spreng holds a B.S. in finance and accounting from the University of Minnesota.

Stephen Goggiano. Mr. Goggiano, 51, has served as a director and chief executive officer of CoSine since March 2002. He served as chief operating officer from December 1999 to March 2002 and assumed the position of president in April 2001. Prior to joining CoSine, Mr. Goggiano held various positions at SGI, formerly known as Silicon Graphics, Inc., a provider of computing systems and software, from 1989 to 1999. These positions included senior vice president and general manager of SGI’s Server and Supercomputer division, and senior vice president of worldwide manufacturing and customer service. Mr. Goggiano holds a B.S. in Business from San Jose State University.

Class II Director Whose Term Will Expire in 2005

Charles J. Abbe. Mr. Abbe, 63, has served as a director of CoSine since August 2000. Until his retirement in June 2001, Mr. Abbe has served as president and chief operating officer of JDS Uniphase Corporation, a designer, developer and manufacturer of fiber optic products, since April 2000, following the merger of Optical Coating Laboratory, Inc. with JDS Uniphase in February of the same year. Mr. Abbe served as Optical Coating Laboratory’s president and chief executive officer from April 1998 to February 2000, as its president from November 1997 to April 1998 and as its vice president and general manager for North America and Asia from April 1996 to November 1997. From 1991 to 1996, Mr. Abbe held several senior executive positions with Raychem Corporation, a materials science company, including senior vice president, electronics sector. Mr. Abbe currently serves as a director of Cymer, Inc., a manufacturer of semi-conductor equipment; the chairman of Nova Crystals, Inc., a manufacturer of fiber optics components; and a director of Xponent, Inc., a manufacturer of fiber optics components. Mr. Abbe holds a B.S. and an M.S. in chemical engineering from Cornell University and an M.B.A. from Stanford University.

Class III Director Whose Term Will Expire in 2006

Donald Green. Mr. Green, 73, has served as chairman of CoSine since March 2002 and as a director since June 1999. Mr. Green was a co-founder of Advanced Fibre Communications, Inc., a provider of multi-service access solutions for the telecommunications industry, and served as its chairman of the board from May 1999 until his retirement in September 2001, and also served as chief executive officer from May 1992 to May 1999. Mr. Green holds a higher national certificate in electrical engineering from Willesdon Technical College.

Messrs. Abbe and Green are not up for election at the 2004 Annual Meeting.

Under Delaware law, if a quorum of the holders of Common Stock is present at the Annual Meeting, the two Class I director nominees who receive the greatest number of votes cast will be elected directors. Unless otherwise instructed, proxy holders will vote the proxies they receive for the nominees listed below. If the nominees become unable to serve, the holders of the proxies may, in their discretion, vote the shares for substitute nominees designated by the board of directors.

The Board Of Directors Recommends A Vote FOR The Election Of Mr. Spreng And Mr. Goggiano
As Class I Directors.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
FOR THE 2004 FISCAL YEAR

The Audit Committee of the Company’s board of directors has appointed Burr, Pilger & Mayer LLP as independent auditors to examine the Company’s consolidated financial statements for the fiscal year ending December 31, 2004 and to render other professional services as required.

As a matter of good corporate governance, the Audit Committee is submitting the appointment of Burr, Pilger & Mayer LLP as the Company’s independent auditors for the 2004 fiscal year to stockholders for ratification. In the event that appointment of Burr, Pilger & Mayer LLP is not ratified by a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote, the Audit Committee will review its future selections of independent auditors.

On October 11, 2004, the Company engaged Burr, Pilger & Mayer LLP as the Company’s new independent auditors to provide financial audit services. The selection of Burr, Pilger & Mayer LLP as the Company’s new independent auditors was made after the resignation of the Company’s former independent auditors, Ernst & Young LLP, and after having solicited proposals from and interviewed a number of qualified independent auditing firms. Representatives of Burr, Pilger & Mayer LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and are expected to be available to respond to appropriate questions from the stockholders.

Ernst & Young LLP resigned as the Company’s independent auditors effective upon the filing of the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2004. Ernst & Young LLP had served as independent auditors to the Company since 1999. The reports of Ernst & Young LLP on the Company’s financial statements as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company’s most recent two years ended December 31, 2003 and 2002 and the subsequent interim period there were no disagreements between Ernst & Young LLP and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, that, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years. The Company reported the resignation of Ernst & Young LLP in its Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2004. Prior to filing, the Company provided a copy of its Report on Form 8-K to Ernst & Young LLP and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agreed with the statements made by the Company in its Report on Form 8-K. Ernst & Young LLP furnished such a letter, dated September 17, 2004, a copy of which was filed with the Securities and Exchange Commission on September 20, 2004.

Representatives of Ernst & Young LLP will not be present at the Annual Meeting.

Aggregate fees for professional services rendered by Ernst & Young LLP during fiscal years 2003 and 2002 were as follows:

	2003	2002
Audit Fees	$319,208	$299,248
All Other Fees:
Audit-related services	11,100	43,340
Tax services	25,819	119,572
Other	—	55,427
Total all other fees	36,919	218,339
Total	$356,127	$517,587

Audit Fees. Audit Fees relate to professional services rendered in connection with the audit of the Company’s annual financial statements, quarterly review of financial statements included in the Company’s 10-Q, and audit services provided in connection with other statutory and regulatory filings.

Audit-Related Services. Audit-Related Services include professional services reasonably related to the audit of the Company’s financial statements, including but not limited to consultation on accounting standards or transactions, due diligence related to acquisitions and investments and audits of employee benefit plans.

Tax Services. Tax Services include professional services related to tax compliance, tax advice and tax planning, including but not limited to the preparation of federal and state tax returns.

Other. All Other services include professional services related to consultation on our evaluation of the effectiveness of our internal controls.

The Audit Committee pre-approves and reviews audit and non-audit services performed by its independent auditors as well as the fees charged by its independent auditors for such services. As part of its pre-approval and review of non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditors’ independence. To avoid certain potential conflicts of interest in maintaining auditor independence, the law prohibits a publicly traded company from obtaining certain non-audit services from its independent auditing firm. The Audit Committee approved all of the services provided by Ernst & Young LLP in 2003.

Ernst & Young LLP has informed the Audit Committee that between March 2001 and November 2002 Ernst & Young LLP provided certain prohibited “cash handling” and “bookkeeping” services to the Company in connection with tax preparation and payment services for four employees of the Company in China. These services involved Ernst & Young LLP handling Company funds in the amount of $52,000 in fiscal year 2001 and $28,000 in fiscal year 2002 for which Ernst & Young LLP was paid $4,000 in fiscal year 2001 and $5,000 in fiscal year. Ernst & Young LLP has determined that these services were not material and did not impair its independence.

Proposal 2 requires the affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote.

The Board Of Directors Recommends A Vote FOR The Ratification Of The Appointment Of Burr, Pilger & Mayer LLP As Independent Auditors Of The Company For The 2004 Fiscal Year.

OTHER INFORMATION

EXECUTIVE OFFICERS

The names of our executive officers and their ages, titles and biographies as of November 15, 2004 appear below.

Name	Age	Position
Stephen Goggiano	51	President and Chief Executive Officer
Terry Gibson	51	Executive Vice President, Chief Financial Officer and Secretary

Stephen Goggiano became chief executive officer on March 3, 2002. Previously, he had served as chief operating officer since joining CoSine in December 1999 and assumed the position of president in April 2001. Prior to joining CoSine, Mr. Goggiano held various positions at SGI, formerly known as Silicon Graphics, Inc., a provider of computing systems and software, from 1989 to 1999. These positions included senior vice president and general manager of SGI’s Server and Supercomputer division, and senior vice president of worldwide manufacturing and customer service. Mr. Goggiano holds a B.S. in Business from San Jose State University.

Terry Gibson has served as executive vice president and chief financial officer since joining CoSine in January 2002. Mr. Gibson was named secretary on September 23, 2004. Prior to joining CoSine, Mr. Gibson served as chief financial officer of Calient Networks, Inc. from May 2000 through December 2001. He served as chief financial officer of Ramp Networks, Inc. from March 1999 to May 2000 and as chief financial officer of GaSonics, International from June 1996 through March 1999. He also served as vice president and corporate controller of Lam Research Corporation from February 1991 through June 1996. Mr. Gibson holds a B.S. in Accounting from the University of Santa Clara.

Jill Bresnahan resigned as Senior Vice President, General Counsel and Secretary effective September 5, 2003.

Robert Iannucci resigned as Senior Vice President, Engineering effective November 14, 2003.

Jerry Jalaba resigned as Senior Vice President, Worldwide Sales effective July 8, 2004.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of October 22, 2004, unless otherwise noted, by: (i) each person or entity who is known by the Company to own beneficially 5% or more of the Company’s outstanding Common Stock; (ii) each director of the Company; (iii) the executive officers named in the Summary Compensation Table set forth in the “Executive Compensation” section of this Proxy Statement (the “Named Executive Officers”); and (iv) all directors and executive officers of the Company who were serving on the board and/or were in office as of December 31, 2003 as a group.

	Shares of Common Stock Beneficially Owned (2)
Name and Address of Beneficial Owner (1)	Number	Percent of Class (3)
5% Stockholders
George W. Haywood (4)	1,765,877	17.22%
c/o Cronin and VRIS, LLP
380 Madison Avenue
New York, NY 10017
Crescendo Ventures (5)	893,719	8.72%
800 LaSalle Avenue, Suite 2250
Minneapolis, MN 55402
Fuller & Thaler Asset Management, Inc. (6)	533,800	5.21%
411 Borel Avenue, Suite 402
San Mateo, CA 94402
Directors and Named Executive Officers
Stephen Goggiano, Director, President and Chief Executive Officer (7)	198,333	1.93%
Charles J. Abbe, Director (8)	9,950	*
Terry Gibson, Executive Vice President and Chief Financial Officer (9)	40,083	*
Jerry Jalaba, Senior Vice President, Worldwide Sales (10)	—	*
Donald Green, Chairman (11)	32,063	*
R. David Spreng, Director (5)	893,719	8.71%
All directors and current executive officers as a group (6 persons) (12)	1,174,148	11.45%

*	Less than 1%.

(1)	Unless otherwise indicated, the address for each listed stockholder is c/o CoSine Communications, Inc., 1200 Bridge Parkway, Redwood City, CA 94065. Except as otherwise indicated, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Beneficial ownership is determined in accordance with the rules promulgated by the Securities and Exchange Commission. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after October 22, 2004 (or as of December 21, 2004) through the exercise of any stock option or other right. Shares of Common Stock subject to options that are presently exercisable or exercisable within 60 days after October 22, 2004 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

(3)	Percentage of beneficial ownership is based on 10,253,385 shares of Common Stock outstanding as of October 22, 2004, adjusted as required by rules promulgated by the Securities and Exchange Commission.

(4)	Of the 1,765,877 shares, 1,678,477 shares are directly owned by Mr. Haywood and 60,000 shares are indirectly owned by him. Of these 87,400 shares, 60,000 are indirectly owned through Mr. Haywood’s spouse and 27,400 are indirectly owned through his children. The information in this footnote is based upon the Schedule 13G filed February 11, 2004 on behalf of Mr. Haywood and a Form 4 filed on October 26, 2004 on behalf of Mr. Haywood.

(5)	Of the 893,719 shares, 3,250 are subject to an exercisable option, 225 are directly owned by R. David Spreng, a director of CoSine; 173,856 are directly owned by Crescendo World Fund, LLC; 13,921 are directly owned by Crescendo III, GbR; 20,059 are directly owned by Crescendo III Executive Fund, LP; 675,325 are directly owned by Crescendo III, LP; and 7,307 are directly owned by Eagle Ventures WF, LLC. The sole general partner of Crescendo World Fund, LLC is Crescendo Ventures World Fund, LLC. The sole general partner of Crescendo III, LP and Crescendo III Executive Fund, LP is Crescendo Ventures III, LLC. The general partners of Crescendo III, GbR are Crescendo Ventures III, LLC and Verbier Ventures, LLC. R. David Spreng is a managing member of Crescendo Ventures World Fund, LLC, Crescendo Ventures III, LLC, Eagle Ventures WF, LLC, and Verbier Ventures, LLC. Mr. Spreng disclaims beneficial ownership of the shares held by Crescendo World Fund, LLC, Crescendo III, GbR, Crescendo III Executive Fund, LP, Crescendo III, LP, and Eagle Ventures WF, LLC, except to the extent of his pecuniary interest in the shares.

(6)	All of the 533,800 shares are directly owned by Fuller & Thaler Asset Management, Inc. pursuant to separate arrangements whereby it acts as investment adviser to certain persons. The information in this footnote is based upon the Schedule 13G filed August 4, 2004 on behalf of Fuller & Thaler Asset Management, Inc.

(7)	Of the 198,333 shares, 138,333 are subject to exercisable options.

(8)	Of the 9,950 shares, 6,750 are subject to exercisable options.

(9)	These shares are subject to exercisable options.

(10)	Mr. Jalaba resigned from the Company effective July 8, 2004.

(11)	Of the 32,063 shares, 3,250 shares are subject to an exercisable option, 14,265 shares are owned directly by Green Venture Capital II, L.P. and indirectly by Mr. Green as the general partner of Green Venture Capital II, L.P. Mr. Green disclaims beneficial ownership of the shares owned directly by Green Venture Capital II, L.P., except to the extent of his pecuniary interest in the shares.

(12)	Of the 1,174,148 shares, 893,719 shares are owned by Crescendo Ventures as explained in footnote 5 above, 14,265 shares are owned by Green Venture Capital as explained in footnote 11 above. An additional 191,666 shares are subject to options that are exercisable within 60 days of October 22, 2004, all of which will be vested as of December 21, 2004.

CHANGE OF CONTROL ARRANGEMENTS

Some options awarded under our 1997, 2000 and 2002 Stock Plans provide that the options will become fully vested and fully exercisable if, anytime within 24 months following a change of control, the option holder’s employment is terminated other than for cause or if a constructive termination of the option holder’s employment occurs. Events constituting a constructive termination include a significant reduction in the option holder’s duties, position or responsibilities without the option holder’s prior written consent. Options containing these change of control provisions were granted to the Named Executive Officers and other employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Indebtedness Of Management

Prior to the Company’s initial public offering, all employees were allowed to pay the exercise price for their 1997 Stock Plan options with full recourse promissory notes secured by a pledge of the shares underlying the exercised options. The Company holds promissory notes from certain executive officers that elected to do so. The notes have annual rates of interest ranging from 6.09% to 6.77%. In December 2000, the Compensation Committee approved the change of all outstanding promissory notes given by employees in connection with the exercise of options from full recourse to non-recourse. At December 31, 2003, the principal amounts, maturity dates, and annual rates of interest of the outstanding notes executed by executive officers were as follows:

Executive Officer	Principal Amount of Note(s)	Maturity Date	Annual Rate of Interest
Stephen Goggiano	$600,000	February 1, 2010	6.77%
Jill Bresnahan (1)	$175,000	March 28, 2010	6.75%

(1)	Ms. Bresnahan resigned as Senior Vice President, General Counsel and Secretary effective September 5, 2003.

Certain Transactions

Effective September 23, 2004, the Company extended severance agreements to Stephen Goggiano, our president and chief executive officer, and Terry Gibson, our chief financial officer, covering the period of August 1, 2004 through the earlier of (i) December 31, 2004 or (ii) the termination of their respective employments due to the elimination of their respective jobs if caused by a merger, sale, acquisition, liquidation, dissolution, consolidation or similar corporate transaction, in exchange for their continued service to the Company as it explores strategic alternatives, including a possible merger, sale and/or dissolution of the Company. In exchange for their continued service during this time period, Mr. Goggiano and Mr. Gibson will each receive a retention bonus equal to 100% of their base 2004 annual salary payable on or before December 31, 2004. In addition, upon completion of these services, the Company shall pay for the cost of Mr. Goggiano’s and Mr. Gibson’s COBRA coverage under the Company’s health plan for a period of 12 months after termination of their respective employment.

BOARD OF DIRECTORS AND COMMITTEES

The board of directors currently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. There were 13 meetings of the board of directors during the fiscal year ended December 31, 2003. Each director attended at least 75 percent of the total number of meetings of the board of directors and committees on which he served.

Audit Committee. The Audit Committee is currently composed of Messrs. Abbe, Green and Spreng and is chaired by Mr. Green, all of which are “independent” as defined in the Nasdaq listing standards. The Audit Committee reviews the Company’s internal accounting procedures, consults with and reviews the services provided by our independent accountants, makes recommendations to the board of directors about selection of and services provided by independent accountants, reviews with the independent accountants the scope and results of their annual examination of the Company’s consolidated financial statements, and performs the other functions specified in the Audit Committee Charter. The Audit Committee met 6 times during the fiscal year ended December 31, 2003.

Compensation Committee. The Compensation Committee is currently composed of Messrs. Abbe, Green and Spreng, all of which are “independent” as defined in the Nasdaq listing standards, and is chaired by Mr. Abbe. The Compensation Committee reviews and approves the salaries, incentive compensation and benefits of the Company’s officers and employees, including stock compensation and loans, and administers the Company’s stock plans and employee benefit plans. The Compensation Committee met 4 times during the fiscal year ended December 31, 2003.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is currently composed of Messrs. Abbe, Green and Spreng, all of which are “independent” as defined in the Nasdaq listing standards, and is chaired by Mr. Abbe. The Nominating and Corporate Governance Committee evaluates and makes recommendations to the board of directors concerning the composition, qualifications, performance and compensation of the board of directors and its related committees, the identification of qualified directors nominees and the development of corporate governance guidelines and policies. The Nominating and Corporate Governance Committee was established on September 8, 2003 but did not meet during the fiscal year ended December 31, 2003. Please see Appendix A for a copy of the Nominating and Corporate Governance Committee Charter.

In order to identify and evaluate candidates for the board of directors, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee regularly reviews the current composition and size of the board of directors, reviews qualifications of candidates, evaluates the performance of the board of directors as a whole, evaluates the performance and qualifications of individual members of the board of directors eligible for re-election at the annual meeting of stockholders, considers the need of the board of directors and its respective committees. The Nominating and Corporate Governance Committee considers such factors as issues of character, judgment, independence, expertise, diversity of experience, understanding of and achievements in manufacturing, technology, finance and marketing, the ability of a candidate to make a meaningful contribution to the Company, other commitments and potential conflicts of interest and considers such other factors as the Nominating and Corporate Governance Committee may deem appropriate in the context of identifying the needs of the board of directors at a particular point in time. As the needs of the board of directors may change from time to time depending on changes in the Company’s business and market trends, the Nominating and Corporate Governance Committee has not established any specific, minimum qualifications that must be met by a candidate for the board of directors or that there are specific qualities or skills that are necessary for one or more of the members of the board of directors to possess. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders if submitted in writing to the Chairman of the Board of Directors, c/o Terry Gibson, Corporate Secretary, 1200 Bridge Parkway, Redwood City, California 94065.

Stockholders may communicate with the board of directors by submitting their communication in writing to Chairman of the Board of Directors, c/o Terry Gibson, Corporate Secretary, 1200 Bridge Parkway, Redwood City, California 94065. All such communications will be forwarded to the board of directors for its consideration.

The Company has adopted a Code of Ethics for Principal Executive Officers, Principal Financial Officers and Principal Accounting Officers, which is available on our website at www.cosinecom.com.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following Report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

The Audit Committee has:

•	Reviewed and discussed with management the audited financial statements for the year ended December 31, 2003.

•	Discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61.

•	Received the written disclosures and the letter from the independent auditor regarding the auditor’s independence as required by Independence Standards Board Standard No. 1, has discussed with the independent auditor the auditor’s independence, and has considered whether the non-audit services provided by the independent auditor are compatible with maintaining its independence.

•	Based on the review and discussions above, recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

•	Recommended to the board of directors that the Company retain Ernst & Young LLP as its independent auditors for the fiscal years ended December 31, 2003 and 2004 and, upon the resignation of Ernst & Young LLP during fiscal year 2004, Burr, Pilger & Mayer LLP as the Company’s independent auditors for the fiscal year ended December 31, 2004.

The board of directors has determined that the Audit Committee members are “independent” as defined in the Nasdaq listing standards. The board of directors has adopted a written charter for the Audit Committee.

MEMBERS OF THE AUDIT COMMITTEE

Charles J. Abbe
Donald Green
R. David Spreng

Please see Appendix B for a copy of the current Audit Committee Charter, which has been amended as of September 23, 2004.

DIRECTOR COMPENSATION

Each non-employee director receives a quarterly retainer in the amount of $2,000. In addition, each non-employee director receives $1,000 for attending a board meeting in person, $500 for attending a committee meeting in person, and $250 for attending a board or committee meeting by telephone. We do not compensate directors for committee meetings held together with a board meeting. We reimburse directors for travel and other expenses incurred in attending board and committee meetings.

Each non-employee director who is first appointed or elected after September 26, 2000 (the date of our initial public offering) will automatically receive under our 2000 Director Option Plan an option to acquire 8,000 shares of Common Stock. These initial options will vest in four equal annual installments. Under the 2000 Director Option Plan, each non-employee director in office for at least six months before each annual meeting of stockholders will receive an additional option to acquire 2,000 shares of Common Stock. These subsequent options will vest on the fourth anniversary of the date of grant. We may also grant directors’ options or restricted stock under our 2000 Stock Plan. On October 20, 2003, upon the recommendation of management, the Compensation Committee approved a resolution increasing the annual option grant to each non-employee director from 2,000 shares to 8,000 shares, with the additional 6,000 shares to be granted under our 2000 Stock Plan. Non-employee directors received option grants during 2003 as listed in the table below. Each of these grants vests on the fourth anniversary of the date of grant.

Director Name	Date of Grant	Exercise Price	Number of Shares
Charles J. Abbe	May 6, 2003	$5.20	2,000
	October 20, 2003	6.96	6,000
Vinton G. Cerf(1)	May 6, 2003	5.20	2,000
	October 20, 2003	6.96	6,000
Donald Green	May 6, 2003	5.20	2,000
	October 20, 2003	6.96	6,000
R. David Spreng	May 6, 2003	5.20	2,000
	October 20, 2003	6.96	6,000

(1)	Mr. Cerf resigned as a director effective December 31, 2003, but continues to serve as a technical advisor to the board of directors.

EXECUTIVE COMPENSATION

The following table summarizes the total compensation awarded to, earned by, or paid for services rendered to the Company in all capacities during each of the fiscal years ended December 31, 2003, 2002 and 2001, respectively, by each person who served as an executive officer of the Company at any time during 2003 (the “Named Executive Officers”).

Summary Compensation Table

		Annual Compensation		Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)		All Other Compensation ($)
Stephen Goggiano (1)	2003	$300,908	$—	90,000		$—
Director, President and	2002	300,908	—	220,000	(6)	—
Chief Executive Officer	2001	299,393	28,271	—		—

Jill Bresnahan (2)	2003	162,365	—	37,000		93,946	(10)
Senior Vice President, General	2002	206,307	—	76,000	(7)	—
Counsel and Secretary	2001	196,713	30,000	18,375		—

Terry Gibson (3)	2003	265,358	—	46,000		—
Executive Vice President	2002	260,128	—	60,000	(8)	—
and Chief Financial Officer	2001	—	—	—		—

Robert Iannucci (4)	2003	238,703	25,000	46,000		116,307	(11)
Senior Vice President,	2002	272,935	50,000	60,000	(9)	—
Engineering	2001	—	—	—		—

Jerry Jalaba (5)	2003	92,975	10,000	50,000		—
Senior Vice President,	2002	—	—	—		—
Worldwide Sales	2001	—	—	—		—

(1)	Mr. Goggiano served as President and Chief Operating Officer in fiscal year 2001 and was appointed to the board of directors and named Chief Executive Officer on March 3, 2002.

(2)	Ms. Bresnahan resigned as Senior Vice President, General Counsel and Secretary effective September 5, 2003.

(3)	Mr. Gibson began employment with the Company on January 7, 2002.

(4)	Mr. Iannucci resigned as Senior Vice President, Engineering effective November 14, 2003.

(5)	Mr. Jalaba began employment with the Company on August 4, 2003.

(6)	Includes the grant of options in 2002 for the purchase of 90,000 shares, the subsequent re-pricing of those options in November of 2002, and the re-pricing of options granted prior to 2002 for the purchase of an aggregate of 40,000 shares.

(7)	Includes the grant of options in 2002 for the purchase of 20,000 shares, the subsequent re-pricing of those options in November of 2002, and the re-pricing of options granted prior to 2002 for the purchase of an aggregate of 36,000 shares.

(8)	Includes the grant of options in 2002 for the purchase of 30,000 shares and the subsequent re-pricing of those options in November of 2002.

(9)	Includes the grant of options in 2002 for the purchase of 30,000 shares and the subsequent re-pricing of those options in November of 2002.

(10)	Represents relocation expenses paid to Ms. Bresnahan.

(11)	Represents severance payments paid to Mr. Iannucci in connection with the termination of his employment on November 14, 2003.

Stock Option Grants

The following table provides information relating to stock options awarded to each of the Named Executive Officers during the year ended December 31, 2003.

Stock Option Grants in 2003

	Individual Grants				Potential Realizable Values at Assumed Annual Rates of Stock Price Appreciation for Options Term (1)
	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal 2003	Exercise Price Per Share ($)	Expiration Date
Name					5% ($)	10% ($)
Stephen Goggiano	90,000 (2)	13.0%	$5.20	05/06/2013	$294,323	$745,871
Jill Bresnahan	37,000 (2)	5.3%	5.20	05/06/2013	120,999	306,636
Jerry Jalaba	50,000 (2)	7.2%	5.92	09/08/2013	186,153	471,748
Terry Gibson	46,000 (2)	6.6%	5.20	05/06/2013	150,432	381,223
Robert Iannucci	46,000 (2)	6.6%	5.20	05/06/2013	150,432	381,223

(1)	Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten-year option term. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect the Company’s estimate of future stock price growth. The actual realizable value depends on the market value of the Common Stock on the exercise date. No gain to the optionee is possible without an increase in the price of the Common Stock. All assumed values are before taxes and do not include dividends.

(2)	This option vests and becomes exercisable with respect to 25% of the shares subject to the option on one year from the grant date and with respect to an additional 1/48th of the shares subject to the option each month thereafter until fully vested.

Stock Option Exercises in 2003 and 2003 Year End Values

The following table sets forth certain information regarding the exercise of stock options by the Named Executive Officers during the fiscal year ended December 31, 2003 and stock options held as of December 31, 2003 by the Named Executive Officers.

Aggregate Stock Option Exercises in Last Fiscal Year
and Fiscal Year End Option Values

	Shares Acquired or Exercised	Value Realized (1)	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003 (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
	(#)	($)	(#)	(#)	($)	($)
Stephen Goggiano	—	—	78,749	141,251	$187,423	$318,177
Jill Bresnahan	37,830	80,955	—	—	—	—
Terry Gibson	—	—	14,375	61,625	34,213	137,468
Robert Iannucci	—	—	13,750	62,250	32,725	138,955
Jerry Jalaba	—	—	—	50,000	—	73,000

(1)	Based on the fair value of the underlying securities on the date of exercise minus the exercise price. Values are stated on a pre-tax basis.

(2)	Based on the closing sales price of $7.38 of the underlying securities as of December 31, 2003 as reported on the Nasdaq National Market minus the exercise price. Values are stated on a pre-tax basis.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee of the board of directors (the “Compensation Committee”) during fiscal year 2003, were Donald Green, Charles J. Abbe and R. David Spreng. Mr. Abbe serves as Chairman of the Compensation Committee. During fiscal year 2003, the Compensation Committee was composed solely of non-employee directors. None of these persons is, or has been at any time since our incorporation, one of our officers or employees or an officer or employee of any of our subsidiaries.

No executive officer of the Company has served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our board of directors or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
DIRECTORS ON EXECUTIVE COMPENSATION

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following Report of the Compensation Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

The Compensation Committee (the “Committee”) determines the compensation of the Company’s executive officers, including the Chief Executive Officer, and oversees the administration of executive compensation programs.

Executive Compensation Policies and Programs. The Company’s executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to maximize stockholder returns by achieving both short-term and long-term strategic Company goals. The programs link each executive’s compensation directly to individual and/or Company performance. A significant portion of each executive’s total compensation for fiscal year 2003 was variable and dependent upon the attainment of strategic and financial goals, individual performance objectives, and/or the appreciation in value of the Common Stock. However, in fiscal year 2003, we did not pay incentive bonuses to our executive officers.

There are three basic components to the Company’s “pay for performance” system: base pay; incentive bonus; and long-term, equity-based incentive compensation. Each component is addressed in the context of individual and/or Company performance, competitive conditions and equity among employees. In determining competitive compensation levels, the Company analyzes information from several independent surveys. These surveys include information regarding the general industry as well as other companies within the telecommunications and networking industries. A comparison of the Company’s financial performance with that of the companies and indices shown in the Performance Graph is only one of many factors considered by the Committee to determine executive compensation.

Base Pay. Base pay is designed to be competitive (generally between the 50th and 75th percentiles) as compared to salary levels for equivalent executive positions at other companies within the telecommunications and telecommunications industries. An executive’s actual salary within this competitive framework will vary based on responsibilities, experience, leadership, potential future contribution, and demonstrated individual performance (measured against strategic management objectives such as maintaining customer satisfaction, developing innovative products, strengthening market share and profitability, and expanding the markets for the Company’s products). The types and relative importance of specific financial and other business objectives vary among the Company’s executives depending on their positions and the particular operations or functions for which they are responsible and depending on the overall financial position of the Company. The Company’s philosophy and practice for fiscal year 2003 was to place relatively less emphasis on the incentive components of compensation. We took this approach in 2003 as a cost-saving measure.

Incentive Bonus. As a cost-saving measure, we did not pay discretionary bonuses to our executive officers in fiscal year 2003.

Long-Term, Equity-Based Incentive Compensation. The long-term equity-based compensation program is tied directly to stockholder return. Under the current program, long-term incentive compensation consists of stock options under the 2000 Stock Plan.

Stock options are awarded with an exercise price equal to the fair market value of the Common Stock on the date of grant. Accordingly, the executive is rewarded only if the market price of the Common Stock appreciates. Since options vest over time, the Company periodically grants new options to provide continuing incentives for future performance. The size of previous grants and the number of options held are considered by the Committee, but are not entirely determinative of future grants. Like base pay, the grant is set with regard to competitive considerations, and each executive’s actual grant is based upon individual performance measured against the criteria described in the preceding paragraphs and the executive’s potential for future contributions.

Stock options stock under the 2000 Stock Plan are designed to align the interests of the Company’s executives with those of stockholders by encouraging executives to enhance the value of the Company and, hence, the price of the Common Stock and the stockholders’ return. In addition, through time-based vesting, this component of the compensation system is designed to create an incentive for the individual executive to remain with the Company.

Annual Reviews. Each year, the Committee reviews the executive compensation policies with respect to the linkage between executive compensation and Company performance, as well as the competitiveness of the programs. The Committee determines what changes, if any, are appropriate in the compensation programs for the following year. In conducting the annual review, the Committee considers information provided by human resources staff and uses surveys and reports prepared by independent compensation consultants.

Each year, the Committee, with the president and human resources staff, reviews the individual performance of each of the other executive officers, and the president’s recommendations with respect to the appropriate compensation levels and awards. The Committee sets performance and bonus targets, and makes stock option grants under the 2000 Stock Plan. The Committee also reviews with the president and the human resources staff the financial and other strategic objectives, such as those identified above, for each of the executive officers for the following year.

Chief Executive Officer. In reviewing Mr. Goggiano’s performance, the Committee focused primarily on the Company’s performance in fiscal year 2003. The Committee noted continued progress toward the achievement of various strategic objectives, despite the difficult market conditions within the telecommunications industry. Based on these considerations, and the Company-wide elimination of discretionary bonuses in 2003, Mr. Goggiano received stock option awards for 90,000 shares of Common Stock, but no bonuses, in fiscal year 2003.

Members of the Compensation Committee

Charles J. Abbe
Donald Green
R. David Spreng

PERFORMANCE GRAPH

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following Performance Graph shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

The following graph demonstrates a comparison of cumulative total returns for CoSine’s Common Stock, the Nasdaq Stock Market (U.S.) Index, and the Nasdaq Telecommunications Index during the period from September 26, 2000 (the date of the Company’s initial public offering) to December 31, 2003. The graph assumes an investment of $100 on September 26, 2000 in each of the Company’s Common Stock, and the stocks comprising the Nasdaq Stock Market (U.S.) Index and the Nasdaq Telecommunications Index. The Indices assume that all dividends were reinvested.

	09/26/00	12/31/00	12/31/01	12/31/02	12/31/03
COSINE COMMUNICATIONS, INC.	100.00	603.26	67.39	26.26	32.09
NASDAQ STOCK MARKET (U.S.)	100.00	66.61	52.84	36.53	54.62
NASDAQ TELECOMMUNICATIONS	100.00	68.58	45.63	21.00	34.93

The Stock Performance shown on the Graph above is not necessarily indicative of future performance. The Company will not make nor endorse any predictions as to future stock performance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10 percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10 percent stockholders are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with, except that on October 21, 2003, Vinton Cerf, Donald Green, Charles J. Abbe and R. David Spreng each filed a Form 4 reporting the automatic grant on May 6, 2003 of a stock option for the purchase of 2,000 shares of the Company’s common stock under the Company’s 2000 Director Option Plan, on November 26, 2003, Stephen Goggiano, Terry Gibson and Robert Iannucci each filed a Form 4 reporting stock option grants on May 6, 2003 under the Company’s 2000 Stock Plan for the purchase of 90,000 shares, 46,000 shares and 46,000 shares, respectively, and on December 10, 2003, Jill Bresnahan filed a Form 4 reporting stock option grants on May 6, 2003 under the Company’s 2000 Stock Plan for the purchase of 37,000 shares.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, the enclosed proxy gives the persons named in the proxy discretionary authority to vote on such matters. The Board of Directors intends that these persons will vote on such matters in accordance with their best judgment.

STOCKHOLDER PROPOSALS

The Company anticipates that its 2004 annual meeting of stockholders will be held on or about May 12, 2005. The Company’s bylaws require stockholders to give the Company 90 days advance notice of any proposal or director nomination to be submitted at any meeting of stockholders. The bylaws prescribe the form of and the information to be contained in any such notice. For any stockholder proposal or nomination to be considered at the 2005 annual meeting of stockholders, the stockholder’s notice must be received by Terry Gibson, Secretary of CoSine, at 1200 Bridge Parkway, Redwood City California 94065 no later than February 13, 2005. In addition, for a proposal by a stockholder to be included in the Company’s proxy statement and form of proxy for the 2005 annual meeting of stockholders under Rule 14a-8 of the Securities Exchange Act of 1934, the proposal must be received by Terry Gibson, Secretary of CoSine, at 1200 Bridge Parkway, Redwood City California 94065 on or before the close of business on the later of the 90th day prior to the 2005 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made in order to be eligible for inclusion. Rules under the Securities Exchange Act of 1934 describe standards as to the submission of stockholder proposals.

ANNUAL REPORT ON FORM 10-K

A copy of CoSine’s 2003 Annual Report on Form 10-K (without exhibits) will be available to stockholders without charge upon request to: Investor Relations, CoSine Communications, Inc., 1200 Bridge Parkway, Redwood City, California 94065.

By Order of the Board of Directors

Terry Gibson
Secretary

Appendix A

COSINE COMMUNICATIONS, INC.

CHARTER OF THE
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

This Charter (the “Charter”) of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of CoSine Communications, Inc. (the “Company”) was adopted by the Board on September 8, 2003.

I.  PURPOSE: The purpose of the Committee is to:

A.	oversee the composition of the Board to ensure that qualified individuals serve as members of the Board and its committees; and

B.	provide oversight on issues relating to the corporate governance of the Company.

II.  COMMITTEE MEMBERS: The Committee shall consist of no less than two but no more than 4 “independent directors” as that term is defined under relevant law and the listing requirements of the Nasdaq Stock Market. Committee members shall be appointed and removed by the Board in its sole discretion. Committee members shall be appointed at the regular meeting of the Board that falls closest to the date of the annual meeting of shareholders. The Board shall appoint one member of the Committee to act as its Chairman. The members of the Committee shall serve terms of one year, and shall be eligible for re-appointment.

III.  COMMITTEE MEETINGS: The Committee will meet at least two times a year, with authority to convene additional meetings as circumstances require. The Committee will invite members of management and others to attend meetings and provide pertinent information, as necessary. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared and the Committee will report to the Board the results of its meetings.

IV.  DUTIES AND RESPONSIBILITIES: The Committee has the following specific duties, in addition to any additional similar matters which may be referred to the Committee from time to time by the Board or the Chairman or which the Committee raises on its own initiative:

1.	Evaluate and make recommendations to the Board concerning the number and accountability of Board committees, committee assignments and committee membership rotation practices.

2.	Establish qualifications, desired background, and selection criteria for members of the Board in accordance with relevant law and the listing requirements of the Nasdaq Stock Market.

3.	Identify individuals qualified to become Board members and develop criteria for establishing a balanced Board that possesses the skills and experience deemed necessary or desirable by the Committee.

4.	Recommend to the Board (i) qualified individuals in the case of vacancies to be filled by the Board and (ii) qualified nominees for the election of directors at each annual meeting of shareholders, including the re-election of existing Board members. Consider nominees submitted to the Board by shareholders.

5.	Recommend to the Board the removal of a Director when appropriate.

6.	Periodically review and make recommendations to the Board regarding Director orientation, compensation, and continuing education.

7.	Develop and recommend to the Board for its approval a set of corporate governance guidelines applicable to the corporation. The Committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary. The Committee shall also regularly review and consider issues and developments relating to corporate governance, including any shareholder proposals, and make recommendations to the Board.

A-1

8.	Monitor and evaluate annually how effectively the Board and the Company have implemented the policies and principles of the corporate governance guidelines.

9.	On an annual basis, solicit input from the Board regarding the effectiveness of the operation of the Committee and conduct a review of the effectiveness of the operation of the Board and other Board committees.

10.	Conduct an evaluation of the Committee’s performance and charter at least annually, and recommend to the Board such changes to the charter as the Committee deems appropriate.

V.  AUTHORITY TO PROCURE OUTSIDE ADVISORS: The Committee shall have the sole authority to retain, and approve the fees and other retention terms of, search firms use to identify director candidates. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors, as it deems necessary for the fulfillment of its responsibilities.

A-2

Appendix B

COSINE COMMUNICATIONS, INC.
CHARTER OF THE AUDIT COMMITTEE

I.  MEMBERSHIP: The Audit Committee will consist of at least three directors, none of whom are officers or employees of CoSine Communications, Inc. or its affiliates. Each of the members of the Audit Committee shall meet the independence and expertise rules of the Nasdaq’s Independent Director and Audit Committee Requirements, per the criteria shown in Attachment A to this charter. The Board of Directors shall appoint the chair and the members of the Committee approximately annually.

II.  MEETINGS: The Committee shall meet from time to time in conjunction with regular meetings of the Board of Directors, and at such other times determined by the Committee or the chair of the Committee.

III.  ALLOCATION OF RESPONSIBILITIES: Management is responsible for the Company’s internal controls, quality of financial and accounting judgments and financial reporting process. The independent auditors are responsible to perform an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee the accounting and financial reporting processes of the Company and the audits of its financial statements.

IV.  AUDIT COMMITTEE RESPONSIBILITIES: The Committee will:

1.	Be directly responsible for the appointment, compensation, retention and oversight of the independent auditor engaged for the audit of the Company’s annual financial statements and related services. The appointment of the independent auditor may be subject to ratification by the shareholders. The independent auditor shall report directly to the Committee. The Committee shall resolve any disagreements between the independent auditor and management regarding financial reporting.

2.	Pre-approve all audit services and permissible non-audit services to be performed by the independent auditor for the Company, including the fees and other terms of all such engagements. Alternatively, the Committee may establish pre-approval policies and procedures in accordance with applicable SEC rules.

3.	Evaluate the independent auditor’s independence. To do so, the Committee will ensure that the independent auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the auditor and the Company. In addition, the Committee will actively engage in a dialogue with the independent auditor regarding any disclosed relationships or services that may affect the objectivity and independence of the independent auditor, and will take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

4.	Oversee the independent auditor’s annual audits, as follows:

a.	Review with the independent auditor the scope and plan for the independent auditor’s annual audit prior to its execution.

b.	Review with the independent auditor and senior management, as appropriate, the scope, results and significant findings and recommendations of the annual audit, including: the independent auditor’s opinion on the financial statements; the independent auditor’s management letter or other recommendations the auditor may have regarding the adequacy and effectiveness of the Company’s accounting processes, internal controls and financial reporting standards; the quality of financial and accounting judgments reflected in the financial statements; and management’s responses to the recommendations.

c.	Meet with the independent auditor, without management present, to discuss any items of significance and to ensure that the independent auditor has unrestricted access to the Committee.

5.	Review with the independent auditor and management, CoSine’s quarterly financial statements prior to SEC filing, and discuss with the independent auditor any items required to be communicated by the inde-

pendent auditor with respect to interim financial statements in accordance with Statement on Auditing Standards Nos. 61 and 71.

6.	Review before its release the Company’s Annual Report to be filed with the Securities and Exchange Commission on Form 10-K, and recommend to the Board of Directors that the audited financial statements be included in the Form 10-K.

7.	Prepare a report for inclusion in the annual Proxy Statement that summarizes the Committee’s activities in compliance with the requirements set forth in Item 306 of Regulations S-K and Item 7(e)(3) of Schedule 14A under the Securities and Exchange Act of 1934. The audit committee report, in order to comply with the above-listed rules, must report whether:

a.	The audit committee has reviewed and discussed the audited financial statements with management;

b.	The audit committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61;

c.	The audit committee has received written disclosures from the auditor regarding the auditor’s independence required by the Independence Standards Board Standard No. 1, discussed with the auditor the auditor’s independence, and considered whether the non-audit services provided by the auditor are compatible with maintaining its independence;

d.	The audit committee, based on its reviews and discussions as described above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC;

e.	The Company’s Board of Directors has adopted a written charter for the audit committee, and if so, included a copy of the charter as an appendix to the proxy statements or information statements at least once every three years; and

f.	Audit committee members are “independent” as defined in the Nasdaq rules, and if not, the reasons for the determination that the non-independent director’s membership on the audit committee is in the best interests of the Company and the nature of the Company’s relationship with such non-independent director.

8.	Have authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties. The Company will pay all compensation of such advisers approved by the Committee as well as all other ordinary administrative expenses of the Committee that are necessary or appropriate to carry out its duties.

9.	The Committee shall establish and maintain procedures for:

a.	The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and

b.	The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

c.	Review, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements.

10.	Review and approve all related party transactions proposed to be entered into by the Company. For this purpose, the term “related party transaction” shall refer to any transaction required to be disclosed pursuant to SEC Regulation S-K, Item 404.

11.	Report, at least annually, to the Board of Directors regarding the Committee’s examinations and recommendations, and perform such other duties and functions as may be assigned by the Board of Directors or deemed appropriate by the Committee within the context of this charter.

12.	Review and reassess the adequacy of this charter on an annual basis.

Attachment A

NASDAQ REQUIREMENTS REGARDING AUDIT COMMITTEE MEMBERS’
INDEPENDENCE AND FINANCIAL LITERACY

To meet Nasdaq rules, each member must satisfy the following tests:

I.  INDEPENDENCE: The director must not have a relationship, which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

1.	A director who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company;

2.	A director who accepted or who has a Family Member who accepted any payments from the company or any parent or subsidiary of the company in excess of $60,000 during the current or any of the past three fiscal years, other than the following:

a.	compensation for board or board committee service;

b.	payments arising solely from investments in the company’s securities;

c.	compensation paid to a Family Member who is a non-executive employee of the company or a parent or subsidiary of the company;

d.	benefits under a tax-qualified retirement plan, or non-discretionary compensation; or

e.	loans permitted under Section 13(k) of the Act.

3.	A director who accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company or any subsidiary of the company, other than:

a.	compensation for board or board committee service;

b.	fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the company (provided such compensation is not contingent in any way on continued service);

4.	A director who is an affiliated person of the company or any subsidiary of the company;

5.	A director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company as an executive officer;

6.	A director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

a.	payments arising solely from investments in the company’s securities; or

b.	payments under non-discretionary charitable contribution matching programs;

7.	A director who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the company serve on the compensation committee of such other entity;

8.	A director who is, or has a Family Member who is, a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit at any time during any of the past three years; or

9.	A director who has participated in the preparation of the financial statements of the company or any current subsidiary of the company at any time during the past three years.

As used above, “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.

II.  FINANCIAL LITERACY:

1.	Is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement; and

2.	At least one member of the Audit Committee must have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

COSINE COMMUNICATIONS, INC. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR ITEMS 1 AND 2	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

		FOR ALL (except as marked to the contrary below)				FOR	AGAINST	ABSTAIN
1.	Election of Class I Directors:		WITHHELD FOR ALL	2.	Ratification of the Appointment of Burr, Pilger & Mayer LLP as Independent Auditors of CoSine Communications, Inc.	☐	☐	☐
	Nominees: 01) R. David Spreng and 02) Stephen Goggiano	☐	☐		In their discretion, the proxies are authorized to vote upon such other matters as may properly be brought before the meeting or any adjournment or postponement thereof.
	To withhold authority to vote for a particular nominee, mark “For All” and write the nominee’s number on the line below.				Please indicate if you plan to attend this meeting			☐

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Signature	Date	Signature (Joint Owners)	Date
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as a corporation, attorney, executor, administrator, trustee or guardian, please give full title as such.

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COSINE COMMUNICATIONS, INC.
1200 BRIDGE PARKWAY
REDWOOD CITY, CA 94065

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CoSine Communications, Inc., c/o Mellon Investor Services, Proxy Processing, P.O. Box 3510, S. Hackensack, NJ 07606-9210.

KEEP THIS PORTION FOR YOUR RECORDS

PROXY

COSINE COMMUNICATIONS, INC.
ANNUAL MEETING OF STOCKHOLDERS — DECEMBER 16, 2004

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF THE COMPANY

          The undersigned hereby appoints TERRY GIBSON and JOHN V. ERICKSON, and each of them, each with full power of substitution as proxies for the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of CoSine Communications, Inc. to be held at Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California 94065, on Thursday, December 16, 2004, at 10:00 A.M. Pacific Time and any adjournment or postponement thereof, and to vote all shares of Common Stock held of record by the undersigned at the close of business on November 5, 2004 on the proposals stated on the reverse side.

          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

          IMPORTANT — THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE

(Continued on reverse side)
Address Change/Comments (Mark the corresponding box on the reverse side)

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